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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 18, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                              74-1611874
     (STATE OR OTHER JURISDICTION OF    (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

       15835 PARK TEN PLACE DRIVE                       77084
             HOUSTON, TEXAS                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  281-749-7800


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ITEM 7. EXHIBITS

EXHIBIT 99.1  PRESS RELEASE DATED NOVEMBER 18, 2002

EXHIBIT 99.2  CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE
              MONTHS AND YEAR ENDED SEPTEMBER 30, 2002 AND 2001

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2002

EXHIBIT 99.4  CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30,
              2002 AND 2001

EXHIBIT 99.5  CONTRACT STATUS SUMMARY AT NOVEMBER 18, 2002



ITEM 9.    REGULATION FD DISCLOSURE


     ON NOVEMBER 18, 2002, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR AND FOURTH QUARTER ENDED SEPTEMBER 30, 2002. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     THE RICHMOND HAS BEEN AWARDED A CONTRACT BY BURLINGTON RESOURCES OIL & GAS COMPANY TO DRILL ONE WELL IMMEDIATELY UPON COMPLETION OF THE RIG'S CURRENT CONTRACT (ESTIMATED LATED NOVEMBER/EARLY DECEMBER 2002, WHICH SHOULD KEEP THE RIG EMPLOYED INTO JANUARY 2003. THE DAYRATE FOR THE NEW CONTRACT IS $24,000. CONTRACT OPPORTUNITIES TO COMMENCE FOLLOWING COMPLETION OF THE RIG'S CURRENT CONTRACTS ARE CONTINUING TO BE PURSUED IN THE U.S. GULF OF MEXICO.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2002 AND 2001, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2002, CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30, 2002 AND 2001 AND CONTRACT STATUS SUMMARY AT NOVEMBER 18, 2002 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101(e)1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrades to the Company's rigs; competition; operating risks; risks involved in foreign operations, risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE:    18 November 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

99.1     Press Release dated November 18, 2002

99.2 Consolidated Statements of Operations for the three months and year ended September 30, 2002 and 2001

99.3 Analysis of Contract Revenues and Drilling Costs for the three months and year ended September 30, 2002

99.4     Consolidated Condensed Balance Sheets at September 30, 2002 and 2001

99.5     Contract Status Summary at November 18, 2002


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                                  EXHIBIT 99.1



ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company and its subsidiaries reported net income of USD 28,285,000, or USD 2.02 per diluted share, on contract revenues of USD 149,157,000, for the fiscal year ended September 30, 2002, compared to net income of USD 27,346,000, or USD 1.96 per diluted share, on contract revenues of USD 147,541,000, for the fiscal year ended September 30, 2001. For the fourth quarter ended September 30, 2002, the Company recorded a net income of USD 7,165,000 or USD .51 per diluted share, on contract revenues of USD 30,781,000 compared to a net income of USD 7,791,000 or USD .56 per diluted share, on contract revenues of USD 35,694,000 for the fourth quarter of fiscal 2001.

Net income for the year and fourth quarter was enhanced by $2.3 million or $.16 per diluted share from a foreign income tax credit benefit generated in the quarter ended September 30, 2002.

Compared figures are as follows:

  FOR THE YEAR  ENDED SEPTEMBER 30:                2002                    2001
  ---------------------------------                ----                    ----
  CONTRACT REVENUES                     USD 149,157,000         USD 147,541,000
  INCOME BEFORE INCOME TAXES                 38,777,000              41,121,000
  NET INCOME                                 28,285,000              27,346,000
  EARNINGS PER COMMON SHARE -
       BASIC                                       2.04                    1.98
       DILUTED                                     2.02                    1.96

  AVERAGE COMMON SHARES OUTSTANDING -
       BASIC                                 13,839,000              13,828,000
       DILUTED                               13,994,000              13,978,000
  FOR THE QUARTER ENDED SEPTEMBER 30:              2002                    2001
  -----------------------------------              ----                    ----
  CONTRACT REVENUES                      USD 30,781,000          USD 35,694,000
  INCOME BEFORE INCOME TAXES                  6,501,000              10,379,000
  NET INCOME                                  7,165,000               7,791,000
  EARNINGS PER COMMON SHARE -
       BASIC                                        .52                     .56
       DILUTED                                      .51                     .56

  WEIGHTED COMMON SHARES OUTSTANDING -
       BASIC                                 13,845,000              13,832,000
       DILUTED                               13,928,000              13,912,000